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                                                         EXHIBIT 24.01


                           POWER OF ATTORNEY

     WHEREAS, OKLAHOMA GAS AND ELECTRIC COMPANY, an Oklahoma corporation (herein referred to as the "Company") is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement relating to the issuance of and sale of not more than $220,000,000 principal amount of Debt Securities, which may include, if deemed appropriate, $75,000,000 of First Mortgage Bonds previously authorized and registered on registration statement no. 33-32780, (herein, collectively, the "Registration Statement"), and

     WHEREAS, each of the undersigned holds the office or offices in the Company herein below set opposite his name, respectively:

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints
J. G. HARLOW, JR., A. M. STRECKER and D. L. YOUNG, and each of them individually, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the capacity or capacities set forth below to the Registration Statement relating to the issuance of an sale of not more than $220,000,000 principal amount of Debt Securities and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 18th day of May 1995.

J. G. Harlow, Jr., Chairman and President, Principal  /s/  J. G. Harlow, Jr.
         Executive Officer and Director               --------------------------

Herbert H. Champlin, Director                         /s/  Herbert H. Champlin
                                                      --------------------------

William E. Durrett, Director                          /s/  William E. Durrett
                                                      --------------------------

Martha W. Griffin, Director                           /s/  Martha W. Griffin
                                                      --------------------------

Hugh L. Hembree, III, Director                        /s/  Hugh L. Hembree, III
                                                      --------------------------

John F. Snodgrass, Director                           /s/  John F. Snodgrass
                                                      --------------------------

Bill Swisher, Director                                /s/  Bill Swisher
                                                      --------------------------

John A. Taylor, Director                              /s/  John A. Taylor
                                                      --------------------------

Ronald H. White, M.D., Director                       /s/  Ronald H. White
                                                      --------------------------

A.M. Strecker, Principal Financial Officer            /s/  A.M. Strecker
                                                      --------------------------

D.L. Young, Principal Accounting Officer              /s/  D.L. Young
                                                      --------------------------

STATE OF OKLAHOMA  )
                   )SS
COUNTY OF OKLAHOMA )

     On the date indicated above, me Shirley Kay Phinney, a Notary Public in and for said County and State, personally appeared the above named directors and officers of OKLAHOMA GAS AND ELECTRIC COMPANY, an Oklahoma corporation, and known to me to be the persons whose names are subscribed to the foregoing instrument, and they severally acknowledged to me that they executed the same as their own free act and deed.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the 18th day of May 1995.


                                       /s/   Shirley Kay Phinney
                                       --------------------------------------
                                       Notary Public in and for the County of
                                        Oklahoma State of Oklahoma

My Commission Expires:
   3-7-98